                                                                    EXHIBIT 3.13

               ARTICLES OF INCORPORATION OF GOVERNAIR CORPORATION

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned citizens of the State of Oklahoma do hereby voluntarily associate ourselves together for the purpose of forming a private corporation under the laws of the State of Oklahoma, and do hereby certify:

                                       I.

      The name of this corporation shall be the Governair Corporation.

                                      II.

      The term for which this corporation is to exist is twenty (20) years.

                                      III.

      The purpose for which this corporation is formed is: Manufacturing, with the right to do all things incidental and necessary for said purpose, and specifically for the purpose of manufacturing air conditioning units, refrigeration units, heating units, equipment, machinery and appliances of all kind and character, radio, and all kinds and character of electrical appliances and equipment, and to buy and sell merchandise necessary to its business; and to install such merchandise, units, appliances and equipment, and to advertise by any lawful means or methods such merchandise so as to make the same readily salable and to generally conduct a sales agency for any and all merchandise, and especially air conditioning, refrigeration units, heating units, air cooling and/or air purifying units, or electrical equipment and appliances designed for such purposes, including the right to purchase or lease the necessary real property for the carrying on of such business and to do all things whatsoever that the general purpose herein referred to might reasonably require to successfully and legitimately carry out such purposes under the laws of this state.

                                      IV.

      The places where its principal business is to be transacted are Oklahoma City, Oklahoma, and a business office or offices may be maintained in __________________________________ and in such other places as the directors may from time to time determine; and the meetings of stockholders and directors may be held at such branch office or offices thus established.

                                       V.

      The number of directors of this corporation shall be three or more. The names and residences of such directors who are to serve until the next election are as follows:

                                                          Number of
         Name               Post Office Address      Shares Subscribed

     W. A. Quinn          Oklahoma City, Oklahoma          1700

     H. B. Howry          Oklahoma City, Oklahoma          1700

     D. N. Bell           Oklahoma City, Oklahoma          1700

                                      VI.

      The amount of the capital stock of this corporation shall be $100,000.00, and shall be divided into 10,000 shares of $10.00 each.

      IN WITNESS WHEREOF, we have hereunto subscribed our names this 13th day of September, 1937.

                                                           /s/ W. A. Quinn
                                                           ---------------------
                                                           /s/ H. B. Howry
                                                           ---------------------
                                                           /s/ D. N. Bell
                                                           ---------------------
                                                           _____________________

                                                           _____________________

STATE OF OKLAHOMA          )
                           )  SS.
COUNTY OF OKLAHOMA         )

Personally appeared before me a Notary Public in and for said state, the above named persons, to-wit: W. A. Quinn, H.B. Howry and D. N. Bell. who are personally known to me to be the same persons who executed the foregoing instrument of writing and duly acknowledged the execution of the same as their free and voluntary act and deed for the uses and purposes therein set forth.

      Witness my hand and official seal this 13 day of September, 1937.

                                                      /s/ [Illegible]
                                                     ---------------------------
                                                               Notary Public

My commission expires the 4day of April, 1940.

                        AMENDED ARTICLES OF INCORPORATION

STATE OF OKLAHOMA )
                  )  SS
OKLAHOMA COUNTY   )

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

         We, the undersigned,

         F. G. Baker, 513 N. Blackwelder, Oklahoma City, Oklahoma
         W. A. Quinn,1112 Belford, Oklahoma City, Oklahoma
         Marie B. Quinn, 431 N.W. 20th, Oklahoma City, Oklahoma

being the persons legally competent to amend the Articles of Incorporation pursuant to the provisions of the Business Corporation Act of the State of Oklahoma, do hereby execute the following amendment of the Articles of Incorporation; and do further affirm that the amendment was adopted in the manner prescribed by said Act.

                                   ARTICLE ONE

A. AS FILED:

      The name of this corporation is: Governair Corporation.

B. AMENDED:

      The name of this corporation is: Governair Corporation.

                                   ARTICLE TWO

A. AS FILED:

      The address of its Registered Office in the State of Oklahoma is: Oklahoma City, County of Oklahoma, and the name and address of its Registered Agent is:
D. N. Bell.

B.  AS AMENDED:

      The address of its Registered Office in the State of Oklahoma is: 513 North Blackwelder, Oklahoma City, County of Oklahoma, and the name and address of its Registered Agent is: W. A. Quinn, at said address.

                                 ARTICLE THREE

A. AS FILED:

      The duration of the corporation is Twenty years.

B. AMENDED:

      The duration of the corporation is twenty years, from November 1, 1948 to November 1, 1968.

                                  ARTICLE FOUR

A. AS FILED:

      The purpose or purposes for which the corporation is formed are:
Manufacturing, Sale, Installation and Repair of Refrigerating and cooling units; air purifying and heating units; and the doing of all things necessary to carry out such purposes.

B. AMENDED:

      The purpose or purposes for which the corporation is formed are:


                        To carry on a general manufacturing business; to design,
                  patent, manufacture, assemble, buy, sell, distribute, own, hold, demonstrate, install, maintain, operate, prepare, lease, license, mortgage, import, export and in any other manner deal in and deal with, as principal, agent, or otherwise, patented articles, mechanical devices, machinery, appliances, equipment, goods, wares and merchandise of every kind, nature and character, together with raw materials, parts, supplies and any other articles or things necessary, useful, or desirable in connection therewith; to acquire by purchase, lease or otherwise, erect, maintain, operate, own, hold, lease, mortgage, sell, convey, exchange and in any other manner deal in and deal with factories, manufacturing plants, work shops, warehouses, stores and buildings of all kinds, together with tools, machinery and equipment necessary or desirable for the conduct of the business.

                        To purchase, take, own, hold, deal in, mortgage or
                  otherwise lien, and to lease, sell, exchange, convey, transfer or in any manner whatever dispose of real property, within or without the State of Oklahoma.

                  To manufacture, purchase or otherwise acquire and to hold, own, mortgage or otherwise lien, pledge, lease, sell, assign, exchange, transfer or in any manner dispose of, and to invest, deal and trade in and with goods, wares, merchandise and personal property of any and every class and description, within or without the State of Oklahoma.

                  To acquire the good will, rights and property of, and to
            undertake the whole or any part of the assets and liabilities of any person, firm, association or corporation; to pay for the same in cash, the stock of this company, bonds or otherwise; to hold or in any manner to dispose of the whole or any part of the property so purchased; to conduct in any lawful manner the whole or any part of any business so acquired and to exercise all the powers necessary or convenient in and about the conduct and management of such business.

                  To guarantee, purchase or otherwise acquire, hold, sell,
            assign, transfer, mortgage, pledge or otherwise dispose of shares of the capital stock, bonds or other evidences of indebtedness created by other corporations and, while the holder of such stock, to exercise all the rights and privileges of ownership, including the right to vote thereon, to the same extent as a natural person might or could do.

                  To purchase or otherwise acquire, apply for, register, hold, use, sell or in any manner dispose of, and to grant licenses or other rights in and in any manner deal with, patents, inventions, improvements, processes, formulas, trademarks, trade names, rights and licenses secured under letters patent, copyrights or otherwise.

                  To enter into, make and perform contracts of every kind for any lawful purpose, with any person, firm, association or corporation, town, city, county, body politic, state, territory, government, or colony or dependency thereof.

                  To borrow money for any of the purposes of the corporation and to draw, make, accept, endorse, discount, execute, issue, sell, pledge or otherwise dispose of promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable, transferable or non-transferable instruments and evidences of indebtedness and to secure the payment thereof and the interest thereon by mortgage or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation at the time owned or thereafter acquired.

                  To purchase, sell, lease, own, hold, deal in, exchange,
            convey, or transfer mineral interests, including oil and gas leasehold estates, royalties, oil payments and other interests in oil and gas properties, and to drill, exploit, develop, produce, operate, or otherwise handle such properties for its own account or in connection with others.

                  To purchase, hold, sell and transfer the shares of its capital stock.

                  To have one or more offices and to conduct any or all of its operations and business, and to promote its objects within or without the State of Oklahoma, without restriction as to place or amount.

                  To do all such other things as may not be in violation of the statutes of the United States of America or of the State of Oklahoma, as principal, agent, contractor, trustee, or otherwise, alone or in company with others.

                                  ARTICLE FIVE

A. AS FILED:

      The aggregate number of shares which the corporation shall have authority to allot is 10,000 divided into one class. The designation of each class, the number of shares of each class, and the par value of the shares of each class are as follows:

                              NUMBER                                PAR VALUE
       CLASS                 OF SHARES                              PER SHARE
      Common                  20,000                                 $10.00
                              20,000                                 $10.00

B. AS AMENDED:

               (No change from amendment of November 18, 1949.)

                                   ARTICLE SIX

A. AS FILED.

      The amount of stated capital with which it will begin business is $5,000.00, which has been fully paid in.

                                  ARTICLE SEVEN

A. AS FILED:

      The number and class of shares to be allotted by the corporation before it shall begin business and the consideration to be received by the corporation therefor, are:

                          NUMBER                  CONSIDERATION TO
CLASS OF SHARES          OF SHARES                  BE RECEIVED
    Common                20,000                    $200,000.00

(as shown by amendment of November 18, 1948. Original articles provided for 5,100 shares.)

B. AMENDED:

      No change, except that the full amount of stock authorized has not been issued.

                                 ARTICLE EIGHT

A. AS FILED:

      The number of directors to be elected at the first meeting of the shareholders is three.

B. AMENDED: No change.

                               ARTICLE NINE

      Such amendment was proposed by a resolution of the Board of Directors on Wednesday, March 19, 1952. The amendment was adopted by a vote of the shareholders in accordance with the provisions of section 153 of the Oklahoma Business Corporation Act, 1947. The meeting of the shareholders of the corporation at which the amendment was adopted was held at 513 North Blackwelder, in Oklahoma City, Oklahoma County, Oklahoma on Tuesday, April 8, 1952. Notice of the meeting was given the shareholders by mail for a period of 15 days. The number of shares voted for said amendment was 4488-1/3 shares, being a majority of the issued and outstanding shares of stock.

(Corporate Seal)
                                             GOVERNAIR CORPORATION

                                             By:/s/ F.G. Baker
                                                --------------------------
                                                    Its ___________President

ATTEST

/s/ Marie B. Quinn
---------------------
    Its Secretary

STATE OF OKLAHOMA )
                  )   SS
OKLAHOMA COUNTY   )

      I, the undersigned Notary Public in an for said County and State, hereby certify that on 13th day of May, 1952, F.G. Baker and Marie B. Quinn, personally appeared before me and being first duly sworn, acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                      /s/ [Illegible]
                                                   -----------------------------
                                                          Notary Public

My commission expires:
 Sept. 11, 1952

                        AMENDED ARTICLES OF INCORPORATION

STATE OF OKLAHOMA )
                  )  SS
OKLAHOMA COUNTY   )

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

     We, the undersigned,

     W. A. Quinn, 1112 Belford, Oklahoma City, Oklahoma
     Leonard H. Savage, 1209 Huntington Drive, Oklahoma City, Oklahoma
     W. H. McDonald, 1614 N.W. 42nd Place, Oklahoma City, Oklahoma
     C. K. Fitzgerald, 2926 N.W. 35th Street, Oklahoma City, Oklahoma Roy C. Lytle, 1304 Larchmont Lane, Oklahoma City, Oklahoma

being the persons legally competent to amend the Articles of Incorporation pursuant to the provisions of the Business Corporation Act of the State of Oklahoma, do hereby execute the following amendment of the Articles of Incorporation, as previously amended; and do further affirm that the amendment was adopted in the manner prescribed by said Act.

                                  ARTICLE ONE

A. AS FILED:

      The name of this corporation is: Governair Corporation.

B.  AMENDED:

      The name of this corporation is: Governair Corporation.

                                   ARTICLE TWO

A. AS PREVIOUSLY AMENDED:

      The address of its Registered Office in the State of Oklahoma is: 513 North Blackwelder, Oklahoma City, County of Oklahoma, and the name and address of its Registered Agent is: W. A. Quinn, at said address.

B. AMENDED:

      No change.

                                  ARTICLE THREE

A. AS PREVIOUSLY AMENDED:

      The duration of the corporation is twenty years, from November 1, 1948 to November 1, 1968.

B. AMENDED:

      No change.

                                  ARTICLE FOUR

A. AS PREVIOUSLY AMENDED:

      The purpose or purposes for which the corporation is formed are:

                  To carry on a general manufacturing business; to design,
            patent, manufacture, assemble, buy, sell, distribute, own, hold, demonstrate, install, maintain, operate, prepare, lease, license, mortgage, import, export and in any other manner deal in and deal with, as principal, agent, or otherwise, patented articles, mechanical devices, machinery, appliances, equipment, goods, wares and merchandise of every kind, nature and character, together with raw materials, parts, supplies and any other articles or things necessary, useful or desirable in connection therewith; to acquire by purchase, lease, or otherwise, erect, maintain, operate, own, hold, lease, mortgage, sell, convey, exchange and in any other manner deal in and deal with factories, manufacturing plants, work shops, warehouses, stores and buildings of all kinds, together with tools, machinery and equipment necessary or desirable for the conduct of the business.

                  To purchase, take, own, hold, deal in, mortgage or otherwise lien, and to lease, sell, exchange, convey, transfer or in any manner whatever dispose of real property, within or without the State of Oklahoma.

                  To manufacture, purchase or otherwise acquire and to hold, own, mortgage or otherwise lien, pledge, lease, sell, assign, exchange, transfer or in any manner dispose of, and to invest, deal and trade in and with goods, wares, merchandise and personal property of any and every class and description, within or without the State of Oklahoma.

                  To acquire the good will, rights and property of, and to
            undertake the whole or any part of the assets and liabilities of any person, firm, association or corporation; to pay for the same in cash, the stock of this company, bonds or otherwise; to hold or in any manner to dispose of the whole or any part of the property so purchased; to conduct in any lawful manner the whole or any part of any business so acquired and to exercise all the powers necessary or convenient in and about the conduct and management of such business.

                  To guarantee, purchase or otherwise acquire, hold, sell,
            assign, transfer, mortgage, pledge or otherwise dispose of shares of the capital stock, bonds or other evidence of indebtedness created by other corporations and, while the holder of such stock, to exercise all the rights and privileges of ownership, including the right to vote thereon, to the same extent as a natural person might or could do.

                  To purchase or otherwise acquire, apply for, register, hold, use, sell or in any manner dispose of, and to grant, licenses or other rights in and in any manner deal with, patents, inventions, improvements, processes, formulas, trademarks, trade names, rights and licenses secured under letters patent, copyrights or otherwise.

                  To enter into, make and perform contracts of every kind for any lawful purpose, with any person, firm, association or corporation, town, city, county, body politic, state, territory, government, or colony or dependency thereof.

                  To borrow money for any of the purposes of the corporation and to draw, make, accept, endorse, discount, execute, issue, sell, pledge or otherwise dispose of promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable, transferable or non-transferable instruments and evidences of indebtedness and to secure the payment thereof and the interest thereon my mortgage or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation at the time owned or thereafter acquired.

                  To purchase, sell, lease, own, hold, seal in, exchange,
            convey, or transfer mineral interests, including oil and gas leasehold estates, royalties, oil payments and other interests in oil and gas properties, and to drill, exploit, develop, produce, operate, or otherwise handle such properties for its own account or in connection with others.

                  To purchase, hold, sell and transfer the shares of its capital stock.

                  To have one or more offices and to conduct any or all of its operations and business, and to promote its objects within or without the State of Oklahoma, without restriction as to place or amount.

                  To do all such other things as may not be violation of the statutes of the United States of America or of the State of Oklahoma, as principal, agent, contractor, trustee, or otherwise, alone or in company with others.

B.AMENDED:

      No change.

                                  ARTICLE FIVE

A. AS PREVIOUSLY AMENDED:

      The aggregate number of shares which the corporation shall have authority to allot is 20,000 divided into one class. The designation of each class, the number of shares of each class, and the par value of the shares of each class are as follows:

                       NUMBER                    PAR VALUE
CLASS                OF SHARES                   PER SHARE
Common                 20,000                      $10.00

B. AMENDED:

      The aggregate number of shares which the corporation shall have authority to allot is 200,000 shares all of the same class. The designation of the class, the number of shares thereof, and the par value of the shares are as follows:

                      NUMBER                 PAR VALUE
CLASS                OF SHARES               PER SHARE
Common                200,000                50 cents

                                   ARTICLE SIX

A. AS FILED:

      The amount of stated capital with which it will begin business if $5,000.00, which has been fully paid in.

B. AMENDED:

      No change.

                                 ARTICLE SEVEN

A. AS PREVIOUSLY AMENDED:

      The number and class of shares to be allotted by the corporation before it shall begin business and the consideration to be received by the corporation therefor, are:

  CLASS                  NUMBER                           CONSIDERATION
OF SHARES              OF SHARES                         TO BE RECEIVED
 Common                  20,000                            $200,000.00

(as shown by amended of November 18, 1948. Original articles provided for 5,100 shares.)

B. AMENDED:

      The number and class of shares to be allotted by the corporation after this amendment, and the consideration previously received by the corporation therefor, are:

  CLASS                 NUMBER                              CONSIDERATION
OF SHARES              OF SHARES                              RECEIVED
  Common                200,000                              $100,000.00

                                 ARTICLE EIGHT

A. AS FILED:

      The number of directors to be elected at the first meeting of the shareholders is three.

B. AMENDED:

      The number of directors to be elected is five.

                                  ARTICLE NINE

      The above and foregoing amendment was proposed by a resolution of the Board of Directors on Tuesday, July 12, 1955. The amendment was adopted by a vote of the shareholders in accordance with the provision of Paragraph 153 of the Oklahoma Business Corporation Act, 1947. The meeting of the shareholders of the corporation at which the amendment was adopted was held at The First National Bank and Trust Company in Oklahoma City, Oklahoma County, Oklahoma, on Tuesday, July 12, 1955. Notice of the meeting was waived by all shareholders, and the holders of all of the issued and outstanding shares of stock were present and voted unanimously and affirmatively for the amendments herein set forth.

      DATED at Oklahoma City, Oklahoma, this July 12, 1955.

                                                       GOVERNAIR CORPORATION

                                                       By:/s/ W. A. Quinn
                                                          ----------------------
                                                            Its President

(Corporate Seal)

ATTEST:

/s/ Jack A. Oliver
-----------------------
      Its Secretary

                        AMENDED ARTICLES OF INCORPORATION
                          AMENDING AND EXTENDING PRIOR
                        AMENDED ARTICLES OF INCORPORATION

STATE OF OKLAHOMA )
                  ) SS:
OKLAHOMA COUNTY   )

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

      We, the undersigned,

      W. A. Quinn, 4840 North Sewell, Oklahoma City, Oklahoma
      Leonard H. Savage, 1209 Huntington Drive, Oklahoma City, Oklahoma
      W. H. McDonald, 2217 N.W. 57th Street, Oklahoma City, Oklahoma
      C. K. Fitzgerald, 2530 N.W. 56th Street, Oklahoma City, Oklahoma Roy C. Lytle, 6806 N.W. Grand Boulevard, Oklahoma City, Oklahoma

being the persons legally competent to amend the Articles of Incorporation pursuant to the provisions of the Business Corporation Act of the State of Oklahoma, do hereby execute the following amendment to the Articles of Incorporation, as previously amended; and do further affirm that the amendment was adopted in the manner prescribed by said Act.

                                   ARTICLE ONE

A. AS FILED:

      The name of this corporation is GOVERNAIR CORPORATION.

B. AMENDED:

      No change.

                                  ARTICLE TWO

A. AS PREVIOUSLY AMENDED:

      The address of its Registered Office in the State of Oklahoma is: 513 North Blackwelder, Oklahoma City, County of Oklahoma, and the name and address of its Registered Agent is: W. A. Quinn, at said address.

B. AMENDED:

      The address of its Registered Office in the State of Oklahoma is: 4840 North Sewell, Oklahoma City, County of Oklahoma, and the name and address of its Registered Agent is: W. A. Quinn, at said address.

                                 ARTICLE THREE

A. AS PREVIOUSLY AMENDED:

      The duration of the corporation is twenty years, from November 1, 1948 to November 1, 1968.

B.  AMENDED:

      The duration of the corporation is fifty years, from November 1, 1948 to November 1, 1998.

                                  ARTICLE FIVE

A. AS PREVIOUSLY AMENDED:

      The aggregate number of shares which the corporation shall have authority to allot is 200,000 shares all of the same class. The designation of the class, the number of shares thereof, and the par value of the shares are as follows:


                         NUMBER                          PAR VALUE
CLASS                  OF SHARES                         PER SHARE
Common                  200,000                          50 cents

B. AMENDED:

      The aggregate number of shares which the corporation shall have authority to allot is 400,000 shares, all of the same class. The designation of the class, the number of shares thereof, and the par value of the shares are as follows:

                         NUMBER                          PAR VALUE
CLASS                  OF SHARES                         PER SHARE
Common                  400,000                           50 cents

                                  ARTICLE NINE

      The above and foregoing cover all the amendments to the Articles of Incorporation, and any article not referred to above shall remain the same as set forth in the Amended Articles of Incorporation dated July 12, 1955.

      The above and foregoing amendment was proposed by a resolution of the Board of Directors on Friday, June 29, 1962. The amendment was adopted by a vote of the shareholders in accordance with the provisions of Paragraph 153 of the Oklahoma Business Corporation Act, 1947. The meeting of the shareholders of the corporation at which the amendment was adopted was held at the office of the corporation, 4840 North Sewell, Oklahoma City, Oklahoma, on Friday, June 29, 1962. Notice of the meeting was given to all shareholders, and the holders of more than ninety (90%) percent of the issued and outstanding shares of stock were present and voted unanimously and affirmatively for the amendments herein set forth.

      DATED at Oklahoma City, Oklahoma, this 31st day of October, 1962.

                                                       GOVERNAIR CORPORATION

                                                       By /s/ W. A. Quinn
                                                          ----------------------
                                                                   President

ATTEST:

/s/ [Illegible]
-----------------------
    Assistant Secretary

STATE OF OKLAHOMA )
                  ) SS
OKLAHOMA COUNTY   )

      I, the undersigned Notary Public in an for said County and State, hereby certify that on 31st day of October, 1962, W. A. Quinn and Roy C. Lytle, personally appeared before me and being first duly sworn, acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                       /s/ [Illegible]
                                                       -------------------------
                                                             Notary Public

My commission expires:
   Sept. 9, 1964

                 AMENDED ARTICLES OF INCORPORATION AMENDING AND
                EXTENDING PRIOR AMENDED ARTICLES OF INCORPORATION

Secretary of State
State of Oklahoma
Corporation Division
State Capitol Building
2300 N. Walnut
Oklahoma City, Oklahoma 73105

      Pursuant to the Business Corporation Act of the State of Oklahoma, the undersigned Corporation hereby certifies the following:

      1. The present name of the Corporation is Governair Corporation. The name under which it was originally incorporated was Governair Corporation.

      2. An amendment to the Corporation's Articles of Incorporation, as amended, was adopted by the Shareholders on January 14, 1985.

      3.    Article Number 3 currently reads as follows:

            The duration of the corporation is fifty years, from November 1, 1948 to November 1, 1998.

      Article Number 8 currently reads as follows:

            The number of directors to be elected is five.

      4. Article Number 3 is amended to read as follows: The duration of the corporation is perpetual. Article Number 8 currently reads as follows: The number of directors to be elected is three.

      5. Of the 380,000 shares outstanding, 380,000 of such shares were entitled to vote on such amendment. The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                                     Number of
Class                           Outstanding Shares
Common                                380,000

      6. The number of shares voted for and against the amendment was as follows:

Class                  No. Voted For                No. Voted Against
Common                    380,000                            0

      7. The amendment did not change the number or par value of authorized shares having a par value. The amendment did not change the number of authorized shares without par value.

      8. The amendment did not provide for an exchange, reclassification, or cancellation of issued shares or a reduction of the number of authorized shares of any class below the number of issued shares of that class.

STATE OF MISSOURI   )
                    )  SS:
COUNTY OF ST. LOUIS )

      I, Suzanne C. Parker, a Notary Public, do hereby certify that on this 14th day of January, 1985, personally appeared before me Bernard L. Duchinsky who, being by me first duly sworn, declare that he is the Chairman of Governair Corporation, that he signed the foregoing document as Chairman of the Corporation, and that the statements therein contained are true.

Notarial Seal                                           /s/ Suzanne C. Parker
                                                    ----------------------------
                                                        Notary Public

My commission expires:  June 26, 1988

FEE:  $10.00

                              Change or Designation
                                       of
                                Registered Agent
                                     and/or
                                   Location of
                                Registered Office
                             (Oklahoma Corporation)

FILE IN DUPLICATE
PLEASE PRINT CLEARLY

PLEASE NOTE: This form MUST be filed with a letter from the Oklahoma Tax Commission stating the franchise tax has been paid by the corporation for the current fiscal year, with the exception of not for profit corporations.

TO:  THE OKLAHOMA SECRETARY OF STATE

      The undersigned, for the purpose of changing its registered agent and/or registered office pursuant to Section 1023/1026 of the Oklahoma General Corporation Act, hereby certifies:

1.    The name of the corporation is: Governair Corporation

2.    The location of the registered office of this corporation is:

      c/o The Prentice-Hall Corporation System, Oklahoma, Inc.
      115 S.W. 89th Street   Oklahoma City     Oklahoma          73139-8511
      --------------------------------------------------------------------------
      Street Address             City           County            Zip Code
      (P.O. Boxes are not acceptable.)

3. The name of the registered agent at such address upon whom process against this corporation may be served is:

            The Prentice-Hall Corporation System, Oklahoma, Inc.

      IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its Vice President and attested by its __________Secretary, this 10th day of March 1993.

         /s/ Richard J. Harris                         Richard J. Harris
--------------------------------------------    --------------------------------
by                       Vice President               (Please print name)

ATTEST:

         /s/ Kevin W. Donnelly                         Kevin W. Donnelly
--------------------------------------------    --------------------------------
by        ____ Secretary                              (Please print name)

                                                          (FM0056-Revised 09/91)

                                      -24-